UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 5, 2020

________________________________

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Wilshire Blvd., 2nd Floor, Beverly Hills, CA (Address of principal executive offices)	90211 (Zip Code)

(310) 358-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Capricor Therapeutics, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on June 5, 2020 at the Company’s principal executive offices located at 8840 Wilshire Blvd., Beverly Hills, California 90211.  At the Annual Meeting, the Company’s stockholders were asked to vote upon the following five proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2020:

1.	The election of six nominees to the Company’s Board of Directors to serve until the 2021 annual meeting of stockholders. The nominees for election were Frank Litvack, M.D., Linda Marbán, Ph.D., David B. Musket, George W. Dunbar, Jr., Louis Manzo and Earl M. (Duke) Collier, Jr.;

2.	The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.	To approve the adoption of the Capricor Therapeutics 2020 Equity Incentive Plan;

4.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation; and

5.	To approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions approving named executive officer compensation.

The final results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 7,778,818 shares of the 12,464,006 shares of the Company’s common stock entitled to vote, were as follows:

1.	Each of Dr. Litvack, Dr. Marbán, and Messrs. Musket, Dunbar, Manzo, and Collier were elected as directors of the Company to serve until the 2021 annual meeting of stockholders, and until his or her successor is elected, or until his or her earlier death, resignation or removal, as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Frank Litvack, M.D.	1,994,731	35,877	5,748,210
Linda Marbán, Ph.D.	2,004,415	26,193	5,748,210
David B. Musket	1,856,651	173,957	5,748,210
George W. Dunbar, Jr.	1,858,096	172,512	5,748,210
Louis Manzo	1,857,775	172,833	5,748,210
Earl M. (Duke) Collier, Jr.	2,010,868	19,740	5,748,210

2.	The appointment by the Audit Committee of the Company’s Board of Directors of Rose, Snyder & Jacobs LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,616,245	29,998	132,575	0

3.	The adoption of the Capricor Therapeutics 2020 Equity Incentive Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,766,874	213,632	50,102	5,748,210

4.	The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,796,613	188,929	45,006	5,748,210

5.	The preferred frequency, on a non-binding advisory basis, of future non-binding advisory votes to approve the compensation of the Company’s named executive offices was “1 Year” as follows:

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN	BROKER NON-VOTES
347,621	74,466	1,570,885	37,636	5,748,210

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: June 9, 2020	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer